TOMPKINS FINANCIAL CORPORATION 8-K

EXHIBIT 99.1

For more information contact:

Stephen S. Romaine, President & CEO

Francis M. Fetsko, Executive VP, CFO & COO

Tompkins Financial Corporation (888) 503-5753

For Immediate Release

Friday, April 26, 2019

Tompkins Financial Corporation Reports Record First Quarter Earnings

ITHACA, NY - Tompkins Financial Corporation (NYSE American: TMP)

Tompkins Financial Corporation reported net income of $21.0 million for the first quarter of 2019, an increase of 3.0% from the $20.4 million reported for the same period in 2018. Diluted earnings per share were $1.37 for the first quarter of 2019, a 3.0% increase from $1.33 reported for the first quarter of 2018.

President and CEO, Stephen S. Romaine said “We are excited to start 2019 with the best first quarter in our Company's history. Growth in loans and deposits, higher fee income, and improved credit quality all contributed to the improved results in 2019. During the quarter we celebrated the grand opening of our office in Amherst, NY. This is our first office in the Buffalo market and provides banking, wealth management and insurance services."

Selected highlights for first quarter:

●	Diluted earnings per share of $1.37 represent the best first quarter in Company history, and are up 3.0% over the same period in 2018
●	Total loans of $4.8 billion were up 1.8% over the same period in 2018
●	Total deposits of $5.0 billion reflect an increase of 1.2% over the same period last year
●	Total nonperforming loans were down 8.9% compared to the same period last year, and down 13.6% from December 31, 2018
●	Tangible book value per share is up 14.4% from the first quarter of 2018 and reflects the fifth consecutive quarterly increase

NET INTEREST INCOME

The net interest margin was 3.34% for the first quarter of 2019, flat compared to the fourth quarter of 2018, and is down from 3.42% for the first quarter of 2018. The net interest margin in the prior year benefited from reduced interest expense associated with accelerated accretion of purchase accounting related to certain acquired deposits.

Net interest income of $51.9 million for the first quarter of 2019 decreased by 1.5% compared to the same period in 2018, and was down 2.5% compared to the fourth quarter of 2018. The decrease in net interest income over prior year was mainly due to higher cost on interest-bearing deposits, which was largely driven by the higher market interest rate environment.

NONINTEREST INCOME

Noninterest income represented 27.2% of total revenues in the first quarter of 2019, compared to 25.3% in the same period in 2018, and 23.9% for the most recent prior quarter. Noninterest income of $19.4 million was up 8.8% compared to the same period last year, and down 2.3% compared to the fourth quarter of 2018. Insurance revenue was the largest contributor to noninterest income and reflected an increase of 8.8% over the same period last year. Noninterest income also included a one-time incentive payment of $500,000 (pre-tax) related to our card services business in the first quarter of 2019.

NONINTEREST EXPENSE

Noninterest expense was $44.2 million for the first quarter of 2019, which was up 1.1% from the same period in 2018, and down 6.4% compared to the fourth quarter of 2018. The increase in noninterest expense from the same period last year was mainly related to higher salaries and wages in the first quarter of 2019. The decline from the most recent prior quarter was primarily due to higher cost in the fourth quarter of 2018 for professional fees, primarily related to investments in strengthening the Company’s compliance and information security infrastructure.

INCOME TAX EXPENSE

The Company’s effective tax rate was 21.0% in the first quarter of 2019, compared to 22.0% for the same period in 2018.

2

ASSET QUALITY

Asset quality trends remained strong in the first quarter of 2019. Nonperforming assets represented 0.36% of total assets at March 31, 2019, down from 0.42% at December 31, 2018. Nonperforming asset levels continue to be below the most recent Federal Reserve Board Peer Group Average1 of 0.59%.

Provision for loan and lease losses was $445,000 for the first quarter of 2019, down from $567,000 reported for the first quarter of 2018, and $1.6 million reported for the fourth quarter of 2018. Net charge-offs for the first quarter of 2019 were $3.5 million compared to $127,000 reported in the first quarter of 2018. The first quarter of 2019 included a write-down on one large credit in the commercial real estate portfolio, the credit did have an impairment reserve at December 31, 2018.

The Company’s allowance for originated loan and lease losses totaled $40.2 million at March 31, 2019, and represented 0.89% of total originated loans and leases at March 31, 2019, compared to 0.91% at March 31, 2018, and 0.95% at December 31, 2018. The total allowance coverage of nonperforming loans and leases increased to 175.50% at March 31, 2019, up from 159.34% at March 31, 2018, and 163.25% at December 31, 2018.

CAPITAL POSITION

Capital ratios remain well above the regulatory well capitalized minimums. The ratio of tangible common equity to tangible assets was 8.24% at March 31, 2019, improved from the 7.81% reported for the most recent prior quarter ended December 31, 2018, and 7.29% at March 31, 2018.

3

ABOUT TOMPKINS FINANCIAL CORPORATION

Tompkins Financial Corporation is a financial services company serving the Central, Western, and Hudson Valley regions of New York and the Southeastern region of Pennsylvania. Headquartered in Ithaca, NY, Tompkins Financial is parent to Tompkins Trust Company, Tompkins Bank of Castile, Tompkins Mahopac Bank, Tompkins VIST Bank, Tompkins Insurance Agencies, Inc., and offers wealth management services through Tompkins Financial Advisors. For more information on Tompkins Financial, visit www.tompkinsfinancial.com.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

The statements made herein shall not confer upon any person any rights or remedies of any nature, and shall not be construed to establish, amend, or modify any benefit plan, program, agreement, or arrangement, nor to alter any existing at-will employment relationship between the Company and its employees.

4

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION
(in thousands, except share and per share data)	As of	As of
ASSETS	03/31/2019	12/31/2018

Cash and noninterest bearing balances due from banks	$68,531	$78,524
Interest bearing balances due from banks	2,043	1,865
Cash and Cash Equivalents	70,574	80,389

Available-for-sale securities, at fair value (amortized cost of $1,359,102 at March 31, 2019 and $1,363,902 at December 31, 2018)	1,343,610	1,332,658
Held-to-maturity securities, at amortized cost (fair value of $140,422 at March 31, 2019 and $139,377 at December 31, 2018)	139,642	140,579
Equity securities, at fair value (amortized cost $1,000 at March 31, 2019 and $1,000 at December 31, 2018)	899	887
Originated loans and leases, net of unearned income and deferred costs and fees	4,532,803	4,568,741
Acquired loans	256,897	265,198
Less: Allowance for loan and lease losses	40,328	43,410
Net Loans and Leases	4,749,372	4,790,529

Federal Home Loan Bank and other stock	45,088	52,262
Bank premises and equipment, net	96,864	97,202
Corporate owned life insurance	82,571	81,928
Goodwill	92,283	92,283
Other intangible assets, net	7,266	7,628
Accrued interest and other assets	110,550	82,091
Total Assets	$6,738,719	$6,758,436
LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	2,977,593	2,853,190
Time	661,712	637,295
Noninterest bearing	1,350,620	1,398,474
Total Deposits	4,989,925	4,888,959

Federal funds purchased and securities sold under agreements to repurchase	66,918	81,842
Other borrowings	923,427	1,076,075
Trust preferred debentures	16,906	16,863
Other liabilities	94,276	73,826
Total Liabilities	$6,091,452	$6,137,565
EQUITY
Tompkins Financial Corporation shareholders’ equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued: 15,349,988 at March 31, 2019; and 15,348,287 at December 31, 2018	1,535	1,535
Additional paid-in capital	367,245	366,595
Retained earnings	332,779	319,396
Accumulated other comprehensive loss	(50,950)	(63,165)
Treasury stock, at cost – 117,757 shares at March 31, 2019, and 122,227 shares at December 31, 2018	(4,786)	(4,902)
Total Tompkins Financial Corporation Shareholders’ Equity	645,823	619,459

Noncontrolling interests	1,444	1,412
Total Equity	$647,267	$620,871
Total Liabilities and Equity	$6,738,719	$6,758,436

6

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION
(In thousands, except per share data) (Unaudited)	Three Months Ended
	03/31/2019	03/31/2018
INTEREST AND DIVIDEND INCOME
Loans	$55,324	$50,894
Due from banks	10	7
Available-for-sale securities	7,858	7,644
Held-to-maturity securities	858	858
Federal Home Loan Bank and other stock	878	737
Total Interest and Dividend Income	64,928	60,140
INTEREST EXPENSE
Time certificates of deposits of $250,000 or more	586	(14)
Other deposits	6,011	2,783
Federal funds purchased and securities sold under agreements to repurchase	44	46
Trust preferred debentures	329	279
Other borrowings	6,044	4,359
Total Interest Expense	13,014	7,453
Net Interest Income	51,914	52,687
Less: Provision for loan and lease losses	445	567
Net Interest Income After Provision for Loan and Lease Losses	51,469	52,120
NONINTEREST INCOME
Insurance commissions and fees	8,045	7,394
Investment services income	4,084	4,246
Service charges on deposit accounts	1,998	2,132
Card services income	2,790	2,146
Other income	2,478	1,788
Net gain on securities transactions	12	124
Total Noninterest Income	19,407	17,830
NONINTEREST EXPENSE
Salaries and wages	21,101	20,998
Other employee benefits	5,611	5,376
Net occupancy expense of premises	3,601	3,646
Furniture and fixture expense	1,979	1,975
FDIC insurance	582	667
Amortization of intangible assets	412	451
Other operating expense	10,923	10,608
Total Noninterest Expenses	44,209	43,721
Income Before Income Tax Expense	26,667	26,229
Income Tax Expense	5,595	5,761

Net Income Attributable to Noncontrolling Interests and Tompkins Financial Corporation	21,072	20,468
Less: Net Income Attributable to Noncontrolling Interests	32	32
Net Income Attributable to Tompkins Financial Corporation	$21,040	$20,436
Basic Earnings Per Share	$1.37	$1.34
Diluted Earnings Per Share	$1.37	$1.33

7

Average Consolidated Statements of Condition and Net Interest Analysis (Unaudited)

	YTD Period Ended March 31, 2019			YTD Period Ended March 31, 2018
(Dollar amounts in thousands)	Average Balance (YTD)	Interest	Average Yield/ Rate	Average Balance (YTD)	Interest	Average Yield/ Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$2,334	$10	1.74%	$2,565	$7	1.11%
Securities (4)
U.S. Government securities	1,409,305	8,172	2.35%	1,454,229	7,954	2.22%
State and municipal (5)	94,609	626	2.68%	99,766	643	2.61%
Other securities (5)	3,415	41	4.87%	3,571	35	3.97%
Total securities	1,507,329	8,839	2.38%	1,557,566	8,632	2.25%
FHLBNY and FRB stock	48,055	878	7.41%	49,509	737	6.04%

Total loans and leases, net of unearned income (5)(6)	4,792,607	55,614	4.71%	4,688,087	51,229	4.43%
Total interest-earning assets	6,350,325	65,341	4.17%	6,297,727	60,605	3.90%

Other assets	393,035			355,036

Total assets	$6,743,360			$6,652,763

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings & money market	$2,940,416	4,470	0.62%	$2,796,197	1,646	0.24%
Time deposits	645,144	2,127	1.34%	717,617	1,123	0.63%
Total interest-bearing deposits	3,585,560	6,597	0.75%	3,513,814	2,769	0.32%

Federal funds purchased & securities sold under agreements to repurchase	72,664	44	0.25%	75,167	46	0.25%
Other borrowings	993,773	6,044	2.47%	1,053,311	4,359	1.68%
Trust preferred debentures	16,878	329	7.90%	16,706	279	6.77%
Total interest-bearing liabilities	4,668,875	13,014	1.13%	4,658,998	7,453	0.65%

Non-interest bearing deposits	1,338,623			1,351,307
Accrued expenses and other liabilities	105,131			67,495
Total liabilities	6,112,629			6,077,800

Tompkins Financial Corporation Shareholders’ equity	629,305			573,536
Noncontrolling interest	1,426			1,427
Total equity	630,731			574,963

Total liabilities and equity	$6,743,360			$6,652,763
Interest rate spread			3.04%			3.25%
Net interest income/margin on earning assets		52,327	3.34%		53,152	3.42%

Tax equivalent adjustments		(413)			(465)

Net interest income per consolidated financial statements		$51,914			$52,687

8

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)
	Quarter-Ended					Year-Ended
Period End Balance Sheet	Mar-19	Dec-18	Sep-18	Jun-18	Mar-18	Dec-18
Securities	$1,484,151	$1,474,124	$1,452,788	$1,483,991	$1,510,795	$1,474,124
Originated loans and leases, net of unearned income and deferred costs and fees (2)	4,532,803	4,568,741	4,531,241	4,507,006	4,408,081	4,568,741
Acquired loans and leases (3)	256,897	265,198	271,468	284,187	296,765	265,198
Allowance for loan and lease losses	40,328	43,410	41,358	41,225	40,211	43,410
Total assets	6,738,719	6,758,436	6,746,960	6,745,800	6,648,128	6,758,436
Total deposits	4,989,925	4,888,959	5,025,082	4,792,229	4,929,903	4,888,959
Federal funds purchased and securities sold under agreements to repurchase	66,918	81,842	52,875	52,042	69,131	81,842
Other borrowings	923,427	1,076,075	988,515	1,229,956	995,074	1,076,075
Trust preferred debentures	16,906	16,863	16,820	16,777	16,734	16,863
Total common equity	645,823	619,459	597,636	589,173	577,967	619,459
Total equity	647,267	620,871	599,144	590,649	579,411	620,871

Average Balance Sheet
Average earning assets	$6,350,325	$6,364,113	$6,356,781	$6,348,562	$6,297,727	$6,342,019
Average assets	6,743,360	6,710,944	6,716,452	6,689,649	6,652,763	6,692,678
Average interest-bearing liabilities	4,668,875	4,606,536	4,644,533	4,709,122	4,658,998	4,654,625
Average equity	630,731	606,238	597,211	584,951	574,963	590,944

Share data
Weighted average shares outstanding (basic)	15,060,175	15,057,673	15,047,405	15,038,061	15,013,478	15,039,229
Weighted average shares outstanding (diluted)	15,136,523	15,135,750	15,144,491	15,135,970	15,112,518	15,132,257
Period-end shares outstanding	15,314,078	15,312,377	15,277,915	15,278,430	15,285,335	15,312,377
Common equity book value per share	$42.17	$40.45	$39.12	$38.56	$37.81	$40.45
Tangible book value per share (Non-GAAP)	$35.73	$33.98	$32.60	$32.02	$31.24	$33.98

Income Statement
Net interest income	$51,914	$53,236	$53,163	$52,714	$52,687	$211,800
Provision for loan/lease losses	445	2,058	272	1,045	567	3,942
Noninterest income	19,407	19,858	18,603	21,158	17,830	77,449
Noninterest expense	44,209	47,228	45,133	44,985	43,721	181,067
Income tax expense	5,595	4,866	5,427	5,751	5,761	21,805
Net income attributable to Tompkins Financial Corporation	21,040	18,911	20,902	22,059	20,436	82,308
Noncontrolling interests	32	31	32	32	32	127
Basic earnings per share (8)	$1.37	$1.24	$1.37	$1.44	$1.34	$5.39
Diluted earnings per share (8)	$1.37	$1.23	$1.36	$1.43	$1.33	$5.35

9

Nonperforming Assets
Originated nonaccrual loans and leases	$15,165	$19,340	$17,518	$19,082	$18,429	$19,340
Acquired nonaccrual loans and leases	2,579	2,856	2,659	2,673	3,352	2,856
Originated loans and leases 90 days past due and accruing	0	0	0	0	0	0
Troubled debt restructurings not included above	5,234	4,395	4,295	4,324	3,455	4,395
Total nonperforming loans and leases	22,978	26,591	24,472	26,079	25,236	26,591
OREO	1,595	1,595	1,870	2,233	2,047	1,595
Total nonperforming assets	$24,573	$28,186	$26,342	$28,312	$27,283	$28,186

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

	Quarter-Ended					Year-Ended
Delinquency - Originated loan and lease portfolio	Mar-19	Dec-18	Sep-18	Jun-18	Mar-18	Dec-18
Loans and leases 30-89 days past due and accruing (2)	$4,193	$7,838	$6,454	$5,875	$6,513	$7,838
Loans and leases 90 days past due and accruing (2)	0	0	0	0	0	0
Total originated loans and leases past due and accruing (2)	4,193	7,838	6,454	5,875	6,513	7,838

Delinquency - Acquired loan and lease portfolio
Loans 30-89 days past due and accruing (3)(7)	$474	$67	$1,109	$1,108	$823	$67
Loans 90 days or more past due	1,218	1,316	1,420	1,110	1,077	1,316
Total acquired loans and leases past due and accruing	1,692	1,383	2,529	2,218	1,900	1,383
Total loans and leases past due and accruing	$5,885	$9,221	$8,983	$8,093	$8,413	$9,221

Allowance for Loan Losses - Originated loan and lease portfolio
Balance at beginning of period	$43,321	$41,289	$41,111	$40,107	$39,686	$39,686
Provision for loan and lease losses	480	2,046	208	1,035	608	3,897
Net loan and lease (recoveries) charge-offs	3,556	14	30	31	187	262
Allowance for loan and lease losses (originated
loan portfolio) - balance at end of period	$40,245	$43,321	$41,289	$41,111	$40,107	$43,321

Allowance for Loan Losses - Acquired loan and lease portfolio
Balance at beginning of period	$89	$69	$114	$104	$85	$85
Provision (credit) for loan and lease losses	(35)	12	64	10	(41)	45
Net loan and lease (recoveries) charge-offs	(29)	(8)	109	0	(60)	41
Allowance for loan and lease losses (acquired
loan portfolio) - balance at end of period	83	89	69	114	104	89

Total allowance for loan and lease losses	$40,328	$43,410	$41,358	$41,225	$40,211	$43,410

Loan Classification - Originated Portfolio
Special Mention	$33,689	$28,074	$34,245	$44,068	$34,546	$28,074
Substandard	35,895	43,963	49,597	41,572	35,746	43,963
Loan Classification - Acquired Portfolio
Special Mention	270	452	465	469	476	452
Substandard	2,830	2,914	3,041	3,180	3,468	2,914
Loan Classifications - Total Portfolio
Special Mention	33,959	28,526	34,710	44,537	35,022	28,526
Substandard	38,725	46,877	52,638	44,752	39,214	46,877

10

Ratio Analysis

Credit Quality
Nonperforming loans and leases/total loans and leases (7)	0.48%	0.55%	0.51%	0.54%	0.54%	0.55%
Nonperforming assets/total assets	0.36%	0.42%	0.39%	0.42%	0.41%	0.42%
Allowance for originated loan and lease losses/total originated loans and leases	0.89%	0.95%	0.91%	0.91%	0.91%	0.95%
Allowance/nonperforming loans and leases	175.51%	163.25%	169.00%	158.11%	159.34%	163.25%
Net loan and lease losses annualized/total average loans and leases	0.30%	0.00%	0.01%	0.00%	0.01%	0.01%

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

						Year-Ended
Capital Adequacy (period-end)	Mar-19	Dec-18	Sep-18	Jun-18	Mar-18	Dec-18
Tangible common equity/tangible assets	8.24%	7.81%	7.49%	7.36%	7.29%	7.81%

Profitability
Return on average assets *	1.27%	1.12%	1.23%	1.32%	1.25%	1.23%
Return on average equity *	13.53%	12.38%	13.89%	15.13%	14.41%	13.93%
Net interest margin (TE) *	3.34%	3.34%	3.35%	3.36%	3.42%	3.37%
* Quarterly ratios have been annualized

Non-GAAP Measures

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). Where non-GAAP disclosures are used in this press release, the comparable GAAP measure, as well as reconciliation to the comparable GAAP measure, is provided in the accompanying tables. Management believes that these non-GAAP measures provide useful information. Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. See “Tompkins Financial Corporation - Summary Financial Data (Unaudited)” tables for Non-GAAP related calculations.

Non-GAAP Disclosure - Adjusted Diluted Earnings Per Share
	Quarter-Ended					Year-Ended
	Mar-19	Dec-18	Sep-18	Jun-18	Mar-18	Dec-18
Net income available to common shareholders	$21,040	$18,911	$20,902	$22,059	$20,436	$82,308
Income attributable to unvested stock-based compensation awards	349	291	318	359	347	1,315
Net earnings allocated to common shareholders	20,691	18,620	20,584	21,700	20,089	80,993
Remeasurement of net deferred taxes	0	0	0	0	0	0
Gain on sale of real estate, net of tax	0	0	0	2,227	0	2,227
Write-down of impaired leases, net of tax	0	0	(388)	(1,527)	0	(1,915)
Net income (Non-GAAP)	20,691	18,620	20,972	21,000	20,089	80,681
Weighted average shares outstanding (diluted)	15,136,523	15,135,750	15,144,491	15,135,970	15,112,518	15,132,257
Adjusted diluted earnings per share (Non-GAAP)	$1.37	$1.23	$1.38	$1.39	$1.33	$5.33

11

Non-GAAP Disclosure - Tangible Book Value Per Share
Total common equity	$645,823	$619,459	$597,636	$589,173	$577,967	$619,459
Less: Goodwill and intangibles (9)	98,694	99,106	99,543	99,983	100,436	99,106
Tangible common equity	547,129	520,353	498,093	489,190	477,531	520,353
Ending shares outstanding	15,314,078	15,312,377	15,277,915	15,278,430	15,285,335	15,312,377
Tangible book value per share (Non-GAAP)	$35.73	$33.98	$32.60	$32.02	$31.24	$33.98

(1)

Federal Reserve peer ratio as of December 31, 2018, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.

(2)

“Originated” equals loans and leases not included by definition in “acquired loans”.

(3)

“Acquired Loans and Leases” equals loans and leases acquired at fair value, accounted for in accordance with FASB ASC Topic 805.

(4)

Average balances and yields on available-for-sale securities are based on historical amortized cost.

(5)

Interest income includes the tax effects of taxable-equivalent basis.

(6)

Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company’s consolidated financial statements included in Part I of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2018.

(7)

Certain acquired loans and leases that are past due are not on nonaccrual and are not included in nonperforming loans. The risk of credit loss on these loans has been considered by virtue of the Corporation’s estimate of acquisition-date fair value and these loans are considered accruing as the Corporation primarily recognizes interest income through accretion of the difference between the carrying value of these loans and their expected cash flows.

(8)

Earnings per share year-to-date may not equal the sum of the quarterly earnings per share as a result of rounding of average shares

(9)

“Goodwill and intangibles” equal Total Intangible Assets less Mortgage Servicing Rights in the above tables.

12